EXHIBIT 99.2 Earnings Release Supplement Second Quarter 2025

Citizens Community Bancorp, Inc.

Table of Contents

	Page(s)
Cautionary Notes and Additional Disclosures	2
Deposit Composition	3
Commercial Deposit Concentrations	4
Top 100 Depositors	5
Liquidity	6
Non-Owner Occupied CRE	7
Owner Occupied CRE	8
Multi-family	9
Commercial & Industrial Loans	10
Construction & Development Loans	11
Agricultural Real Estate & Operating Loans	12
(The following four slides are loans included in previous commercial loan slides above, excluding Multi-family loans)	
Hotel Loans	13
Restaurant Loans	14
Campground Loans	15
Office Loans	16
Credit Quality/Risk Rating Descriptions	17
Loans by Risk Rating as of June 30, 2025	18
Loans by Risk Rating as of March 31, 2025	18
Loans by Risk Rating as of December 31, 2024	19
Loans by Risk Rating as of June 30, 2024	19
Allowance for Credit Losses – Loans	20
Allowance for Credit Losses – Unfunded Commitments	20
Delinquency as of June 30, 2025 and March 31, 2025	21
Delinquency as of December 31, 2024 and June 30, 2024	22

	Page(s)
Nonaccrual Loans Roll Forward	23
Other Real Estate Owned Roll Forward	23
Investments – Amortized Cost and Fair Value	24
Investments – Credit Ratings	24
Earnings Per Share	25
Economic Value of Equity	26
Net Interest Income Over One Year Horizon	26
Selected Capital Composition Highlights – Bank and Company	27
Fair Value Accounting and Fair Value Table	28

1

Cautionary Notes and Additional Disclosures DATES AND PERIODS PRESENTED In this earnings release financial supplement, unless otherwise noted, “20YY” refers to either the corresponding fiscal year-end date or the corresponding 12-months (i.e. fiscal year) then ended. “MMM-YY” refers to either the corresponding quarter-end date, or the corresponding three-month period then ended. CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS This earnings release financial supplement may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, descriptions of the financial condition, results of operations, asset and credit quality trends, profitability, projected earnings, future plans, strategies and expectations of Citizens Community Bancorp, Inc. (“CZWI” or the “Company”) and its subsidiary, Citizens Community Federal, National Association (“CCFBank”). The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of complying with those safe harbor provisions. Forward-looking statements, which are based on certain assumptions of the Company, are generally identifiable by use of the words “believe,” “expect,” “estimates,” “intend,” “anticipate,” “estimate,” “project,” “on pace,” “seek,” “target,” “potential,” “focus,” “may,” “preliminary,” “could,” “should” or similar expressions. These forward-looking statements express management’s current expectations or forecasts of future events, and by their nature, are subject to risks and uncertainties. Therefore, there are a number of factors that might cause actual results to differ materially from those in such statements. These uncertainties include: conditions in the financial markets and economic conditions generally; the impact of inflation on our business and our customers; geopolitical tensions, including current or anticipated impact of military conflicts; higher lending risks associated with our commercial and agricultural banking activities; future pandemics (including new variants of COVID-19); cybersecurity risks; adverse impacts on the regional banking industry and the business environment in which it operates; interest rate risk; lending risk; changes in the fair value or ratings downgrades of our securities; the sufficiency of allowance for credit losses; competitive pressures among depository and other financial institutions; disintermediation risk; our ability to maintain our reputation; our ability to maintain or increase our market share; our ability to realize the benefits of net deferred tax assets; our ability to obtain needed liquidity; our ability to raise capital needed to fund growth or meet regulatory requirements; our ability to attract and retain key personnel; our ability to keep pace with technological change; prevalence of fraud and other financial crimes; the possibility that our internal controls and procedures could fail or be circumvented; our ability to successfully execute our acquisition growth strategy; risks posed by acquisitions and other expansion opportunities, including difficulties and delays in integrating the acquired business operations or fully realizing the cost savings and other benefits; restrictions on our ability to pay dividends; the potential volatility of our stock price; accounting standards for credit losses; legislative or regulatory changes or actions, or significant litigation, adversely affecting the Company or Bank; public company reporting obligations; changes in federal or state tax laws; and changes in accounting principles, policies or guidelines and their impact on financial performance. Stockholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. Such uncertainties and other risks that may affect the Company's performance are discussed further in Part I, Item 1A, “Risk Factors,” in the Company’s Form 10-K, for the year ended December 31, 2024, filed with the Securities and Exchange Commission (“SEC”) on March 13, 2025, and the Company's subsequent filings with the SEC. The Company undertakes no obligation to make any revisions to the forward- looking statements contained herein or to update them to reflect events or circumstances occurring after the date hereof. NON-GAAP FINANCIAL MEASURES This earnings release financial supplement contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Non-GAAP financial measures referred to herein include net income as adjusted, return on average equity as adjusted, and return on average assets as adjusted. Reconciliations of all non-GAAP financial measures used herein to the comparable GAAP financial measures appear in the appendix at the end of this presentation. 2

Citizens Community Bancorp Inc.

Deposit Composition

June 30, 2025



Insured and Collateralized Deposits
18%
10%
72%
$1.48 Billion
82% of deposits insured or collateralized
Uninsured or Uncollateralized
Preferred Public Deposits Collateralized
Insured Deposits



Deposit Composition
2%
13%
27%
58%
Consumer deposits
Commercial deposits
Public deposits
Wholesale Deposits

Average Account Size (In Thousands)	
Type	**Amount**
Retail	$16
Commercial	$63
Public	$438

Top 10 Depositors

Rank	% of Deposits	Industry	Coverage Beyond FDIC[1]
1	2.2%	Health Care	ICS
2	2.1%	Public Administration	ICS
3	1.7%	Educational Services	ICS
4	1.4%	Public Administration	Collateralized
5	1.3%	Public Administration	Collateralized
6	1.1%	Public Administration	Collateralized
7	0.8%	Professional, Scientific, & Technical Services	None
8	0.7%	Educational Services	ICS & Collateralized
9	0.6%	Educational Services	Collateralized
10	0.6%	Manufacturing	ICS

(1) Coverage by ICS and private insurance may not cover entire balance

3

Commercial Deposit Concentrations June 30, 2025 Source: Internal Company Documents Diverse commercial deposit base with no industry concentration over 10% 4

Top 100 Depositors June 30, 2025 $1.48 Billion 5

Liquidity June 30, 2025 $730 Million 6

Non – Owner Occupied CRE

Non – Owner Occupied CRE
As of 6/30/25


3%
2%
4%
3%
3%
5%
30%
9%
20%
21%
CRE - Campground
Investor Residential
Hotel
CRE - Retail
CRE - Senior Living
CRE - Warehouse/Mini Storage
CRE - Office
CRE - Mixed Use
CRE - Industrial/Manufacturing
Other

By Geography
As of 6/30/25


29%
49%
22%
Wisconsin
Minnesota
Other

Portfolio Characteristics - Non-Owner Occupied CRE		
As of	6/30/2025	3/31/2025
Loan Balance Outstanding In Millions	$453	$471
Number of Loans	732	740
Average Loan Size In Thousands	$618	$636
Approximate Weighted Average LTV	52%	52%
Weighted Average Seasoning In Months	45	46
Trailing 12 Month Net Charge-Offs	0.00%	0.00%
Criticized Loans Millions	$7.2	$7.6
Criticized Loans as a Percent of Total	1.6%	1.6%

Portfolio Fundamentals

- Typically, well seasoned investors with multiple projects, track record of success and personal financial strength (Net Worth/Liquidity)
- Maximum LTV =<80% with recourse to owners with >20% interest
- Term of 5-10 years with 20 to 25-year amortizations depending on property type, markets and strength and liquidity of sponsors
- Minimum DSC and/or Global DSC covenant required to monitor performance ranging from 1.15x-1.25x
- Conservative underwriting approach emphasizing actual results or market data
- Appropriate use of SBA 504/7a for lower cash injection or special use projects

7

20% 20% 16% 11% 10% 5% 18% CRE Restaurant CRE Warehouse/Mini Storage CRE Industrial/Manufacturing CRE Retail CRE Mixed Use CRE Office Other Owner Occupied CRE As of 6/30/25 Portfolio Fundamentals 81% 15% 4% Wisconsin Minnesota Other By Geography As of 6/30/25 • Underwritten to <80% LTV based on appraised value • Term of 5-10 years with 20-year amortization • Recourse to owners with greater than 20% interest • DSC covenant of 1.25x on project and/or Global DSC of 1.15x • Appropriate use of SBA 504/7a for lower cash injection or special use projects • By Geography “Other” segment includes borrowers with warm climates, no income tax states Owner Occupied CRE 6/30/2025 3/31/2025 $241 $239 387 388 $622 $616 Approximate Weighted Average LTV 50% 53% 45 43 Trailing 12 Month Net Charge-Offs (Recoveries) 0.02% 0.00% $8.2 $8.3 3.4% 3.5%Criticized Loans as a Precent of Total Weighted Average Seasoning In Months Criticized Loans In Millions Portfolio Characteristics - Owner Occupied CRE Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Thousands As of 8

Portfolio Fundamentals 62% 27% 11% Wisconsin Minnesota Other By Geography As of 6/30/25 41% 24% 12% 9% 4% 3% 1% 6% 2021 2022 2020 2025 2024 2023 2019 Prior to 2019 By Vintage As of 6/30/25 • Housing markets in Eau Claire, La Crosse and Mankato markets supported by student populations at state universities, technical colleges, and growing population and job markets • Multi-family sponsors experienced owners with multi-project portfolios • Typically underwritten to 75% LTV based on appraised value with recourse; metro markets and/or strong sponsors may warrant up to 80% LTV • Generally, term of 5-10 years with 20 to 25-year amortization (varies by new versus existing, size of market and sponsor strength) • Covenant for minimum DSC/Global DSC Multi-family 6/30/2025 3/31/2025 $239 $238 129 131 $1.85 $1.82 62% 61% Weighted Average Seasoning In Months 42 42 0% 0% $9.0 $0.0 3.8% 0.0%Criticized Loans as a Percent of Total Approximate Weighted Average LTV Trailing 12 Month Net Charge-Offs Criticized Loans in Millions Portfolio Characteristics - Multi-family Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Millions As of 9

Citizens Community Bancorp Inc.

Commercial & Industrial Loans

Commercial & Industrial
As of 6/30/25


16%
16%
13%
13%
10%
9%
6%
6%
4%
3%
2%
2%
Transportation and Warehousing
Finance and Insurance
Manufacturing
Wholesale Trade
Public Admin
Construction
Administrative Support
Real Estate, Rental and Leasing
Agriculture
Retail Trade
Education Services
Other

By Geography
As of 6/30/25


1%
8%
91%
Wisconsin
Minnesota
Other

Portfolio Characteristics - Commercial & Industrial

As of	6/30/2025	3/31/2025
Loan Balance In Millions	$109	$110
Number of Loans	623	637
Average Loan Size In Thousands	$175	$172
Weighted Average Seasoning In Months	34	33
Trailing 12 Month Net Charge-Offs	0.03%	0.09%
Committed Line, if collateral In Millions	$42	$33
Criticized Loans In Millions	$7.8	$8.0
Criticized Loans as a Precent of Total	7.2%	7.3%

Portfolio Fundamentals

- Highly diversified, secured loan portfolio underwritten with recourse
- Lines of credit reviewed annually and may have borrowing base certificates governing line usage
- Fixed asset LTV's based on age and type of equipment; <5-year amortization
- Use of SBA Guaranty Program (Preferred Lender or General Processing) as appropriate
- "Retail Trade" segment consists of Farm Supply, Franchised Hardware, Franchised Auto Parts, Franchised and Non-franchised Auto Dealers and Repair Shops, Convenience Stores/Gas Stations

10

Portfolio Fundamentals 24% 15% 12%11% 10% 1% 27% Multi-Family Campgrounds Hospitality 1-4 Family Land Retail Other Construction & Development As of 6/30/25 59% 12% 10% 9% 8% 1% 1% Wisconsin Colorado Tennessee Texas Minnesota South Dakota Illinois By Geography As of 6/30/25 • Underwritten to 75-80% LTV based on lesser of cost or appraised value with full recourse • Interest only typically up to 18 months (depending on project complexity and seasonal timing) followed by amortization of 15-25 years (terms vary by property type) • Borrower equity contribution of cash/land value =>15% injected at the beginning of project (cash/land contribution) • Construction loans require 3rd party inspections and title company draws after balancing to sworn construction statement Construction & Development Loans 6/30/2025 3/31/2025 Loan Balance Outstanding In Millions $70 $58 Number of Loans 92 93 Average Loan Size In Millions $0.8 $0.6 Approximate Weighted Average LTV 70% 70% Trailing 12 Month Net Charge-Offs 0.00% 0.00% Percent Utilized of Commitments 59% 67% $0.0 $0.0 Criticized Loans as a Percent of Total 0.0% 0.0% Portfolio Characteristics - Construction & Development As of Criticized Loans in Millions 11

40% 27% 18% 15% Crop Other Farming Dairy Other Agricultural As of 6/30/25 Portfolio Fundamentals 78% 21% 1% Wisconsin Minnesota Other By Geography As of 6/30/25 • Producers required to have marketing plans to mitigate volatility of commodities • Appropriate crop/revenue insurance and/or dairy margin protection required • Maximum ag RE LTV of less than 65%; equipment LTV of less than 75% • Appropriate structuring to separate crop production cycles and to match length of loan with asset financed • Use of Farmer Mac, FSA, SBA or USDA programs to address DSC, collateral margins or working capital • Operating and ag loan relationships are typically cross collateralized Agricultural Real Estate & Operating Loans 6/30/2025 3/31/2025 $101 $100 456 462 $222 $217 42 41 (0.04%) (0.05%) Criticized Loans in Millions $6.1 $7.3 6.0% 7.3%Criticized Loans as a Percent of Total Weighted Average Seasoning In Months Trailing 12 Month Net Charge-Offs (Recoveries) Portfolio Characteristics - Agricultural Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Thousands As of 12

47% 34% 19% Limited Service Full Service Other Hotels As of 6/30/25 Portfolio Fundamentals 43% 36% 15% 6% Minnesota Wisconsin Illinois Colorado By Geography As of 6/30/25 • Mainly experienced multi project hoteliers and guarantors with strong personal financial statements (net worth and liquidity) • Mainly flagged/franchised limited stay properties • Underwriting consistent with management's conservative approach to Investor CRE, emphasizing actual results stressed scenarios in underwriting Hotel Loans 6/30/2025 3/31/2025 $98 $87 21 20 $4.6 $4.4 53% 50% 0.00% (0.04%) Criticized Loans in Millions $3.6 $3.9 3.7% 4.5%Criticized Loans as a Precent of Total As of Number of Loans Trailing 12 Month Net Charge Offs (Recoveries) Portfolio Characteristics - Hotels Loan Balance Outstanding In Millions Average Loan Size In Millions Approximate Weighted Average LTV 13

Restaurant Loans

Citizens Community Bancorp Inc.

Restaurants
As of 6/30/25



3%
3%
2%
11%
20%
61%
Culver's - Limited Service
Restaurants
Bowling Centers
Drinking Establishments
Other National Limited Services
Other

By Geography
As of 6/30/25



16%
27%
57%
Wisconsin
Minnesota
Other

Portfolio Characteristics - Restaurants

As of	6/30/2025	3/31/2025
Loan Balance Outstanding In Millions	$58	$58
Number of Loans	81	82
Average Loan Size In Thousands	$717	$710
Approximate Weighted Average LTV	48%	48%
Trailing 12 Month Net Charge-Offs	0.00%	0.00%
Criticized Loans In Millions	$0.21	$0.04
Criticized Loans as a Percent of Total	0.4%	0.1%

Portfolio Fundamentals

- Experienced developers/operators of national Limited /Quick Service brands (Culver's, Subway, Dairy Queen, McDonalds, Jimmy John's, A&W)
- Underwritten to =<80% LTV with full recourse (depending on sponsor history); 20-year amortization with 5 to 10-year terms
- Use of SBA Guaranty Program (Preferred Lender or General Processing) as appropriate
- Drinking establishments may have other collateral pledged and tend to be in smaller communities in our footprint

14

23% 21% 19% 19% 6% 6% 2% 4% 2021 2023 2022 2020 2025 2024 2017 Prior By Vintage As of 6/30/25 Portfolio Fundamentals 20% 10% 9% 8%7%7% 6% 6% 6% 3% 3% 3% 2% 10% Wisconsin Alabama Tennessee Ohio Illinois Pennsylvania Maryland Utah New Jersey Kentucky New York North Carolina South Carolina Other By Geography As of 6/30/25 • Experienced multi-unit operators and owner-occupied franchised campgrounds (typically Jellystone Park) • Grounds offer a mix of camping, RV and cabin options with recreational amenities • Park locations within reasonable proximity of metropolitan areas and/or near national and state parks • Underwritten with recourse generally with 5-10 year terms and 20 year amortization • Use of SBA 7a and 504, or other government guaranteed loan programs as appropriate • 20+ years of history through CCF acquisition with no charge-off history Campground Loans 6/30/2025 3/31/2025 $145 $141 73 71 $2.0 $2.0 49% 48% 40 40 0.00% 0.00% $0.0 $0.0 Criticized Loans as a Percent of Total 0.0% 0.0% Portfolio Characteristics - Campgrounds As of Weighted Average Seasoning in Months Criticized Loans in Millions Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Millions Approximate Weighted Average LTV Trailing 12 Month Net Charge-Offs 15

57% 38% 5% Maturity or Next Repricing Date As of 6/30/25 2025 2026 2027 & Beyond Portfolio Fundamentals 81% 9% 10% Wisconsin Minnesota Other By Geography As of 6/30/25 • Properties financed are generally in Wisconsin and Minnesota and 98% of properties are located outside of large cities • Projects underwritten with 5-10 year term, up to 20 year amortization, and less than 80% LTV • Loans are with recourse to the sponsor/owner(s) • Buildings are mostly single level buildings and no more than three floors high • Tenants centered in medical, insurance, professional services and government Office Loans 6/30/2025 3/31/2025 $26 $28 70 72 $371 $383 55% 57% 47.7 46 0.00% 0.00% $0.5 $0.5 1.8% 1.8%Criticized Loans as a Percent of Total Portfolio Characteristics - Office As of Weighted Average Seasoning in Months Criticized Loans in Millions Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Thousands Approximate Weighted Average LTV Trailing 12 Month Net Charge-Offs 16

Credit Quality/Risk Ratings: Management utilizes a numeric risk rating system to identify and quantify the Bank’s risk of loss within its loan portfolio. Ratings are initially assigned prior to funding the loan, and may be changed at any time as circumstances warrant. Ratings range from the highest to lowest quality based on factors that include measurements of ability to pay, collateral type and value, borrower stability and management experience. The Bank’s loan portfolio is presented below in accordance with the risk rating framework that has been commonly adopted by the federal banking agencies. The definitions of the various risk rating categories are as follows: 1 through 4 - Pass. A “Pass” loan means that the condition of the borrower and the performance of the loan is satisfactory or better. 5 - Watch. A “Watch” loan has clearly identifiable developing weaknesses that deserve additional attention from management. Weaknesses that are not corrected or mitigated, may jeopardize the ability of the borrower to repay the loan in the future. 6 - Special Mention. A “Special Mention” loan has one or more potential weakness that deserve management’s close attention. If left uncorrected, these potential weaknesses may result in deterioration of the repayment prospects for the loan or in the institution’s credit position in the future. 7 - Substandard. A “Substandard” loan is inadequately protected by the current net worth and paying capacity of the obligor or the collateral pledged, if any. Assets classified as substandard must have a well-defined weakness, or weaknesses, that jeopardize the liquidation of the debt. They are characterized by the distinct possibility that the Bank will sustain some loss if the deficiencies are not corrected. 8 - Doubtful. A “Doubtful” loan has all the weaknesses inherent in a Substandard loan with the added characteristic that the weaknesses make collection or liquidation in full, on the basis of currently existing facts, conditions and values, highly questionable and improbable. 9 - Loss. Loans classified as “Loss” are considered uncollectible, and their continuance as bankable assets is not warranted. This classification does not mean that the loan has absolutely no recovery or salvage value, and a partial recovery may occur in the future. As of June 30, 2025, March 31, 2025, December 31, 2024, and June 30, 2024, there were no loans classified as doubtful with a risk rating of 8 and no loans classified as loss with a risk rating of 9. Residential and consumer loans are typically not rated until they are past due 90 days at month-end which is why they are classified as pass graded 1-5 and once past due or have a history of delinquencies, get assigned a grade 7. 17

Below is a breakdown of loans by risk rating as of June 30, 2025:
(in thousands)

	1 to 5	6	7	TOTAL
Total Loans:				
Commercial/Agricultural real estate:				
Commercial real estate	$ 677,938	$ 7,094	$ 8,350	$ 693,382
Agricultural real estate	63,621	143	5,473	69,237
Multi-family real estate	229,955	8,998	—	238,953
Construction and land development	70,477	—	—	70,477
C&I/Agricultural operating:				
Commercial and industrial	101,377	6,514	1,311	109,202
Agricultural operating	31,424	452	—	31,876
Residential mortgage:				
Residential mortgage	123,181	—	2,637	125,818
Purchased HELOC loans	2,251	—	117	2,368
Consumer installment:				
Originated indirect paper	2,927	—	32	2,959
Other consumer	4,273	—	2	4,275
Gross loans	$ 1,307,424	$ 23,201	$ 17,922	$ 1,348,547
Less:				
Unearned net deferred fees and costs and loans in process				(2,629)
Unamortized discount on acquired loans				(298)
Allowance for credit losses				(21,347)
Loans receivable, net				$ 1,324,273

Below is a breakdown of loans by risk rating as of March 31, 2025:
(in thousands)

	1 to 5	6	7	TOTAL
Total Loans:				
Commercial/Agricultural real estate:				
Commercial real estate	$ 694,112	$ 7,728	$ 8,135	$ 709,975
Agricultural real estate	64,968	143	5,960	71,071
Multi-family real estate	237,872	—	—	237,872
Construction and land development	58,461	—	—	58,461
C&I/Agricultural operating:				
Commercial and industrial	101,594	6,605	1,421	109,620
Agricultural operating	28,073	514	723	29,310
Residential mortgage:				
Residential mortgage	125,872	—	3,198	129,070
Purchased HELOC loans	2,443	—	117	2,560
Consumer installment:				
Originated indirect paper	3,400	—	34	3,434
Other consumer	4,676	—	3	4,679
Gross loans	$ 1,321,471	$ 14,990	$ 19,591	$ 1,356,052
Less:				
Unearned net deferred fees and costs and loans in process				(2,542)
Unamortized discount on acquired loans				(782)
Allowance for credit losses				(20,205)
Loans receivable, net				$ 1,332,523

18

Below is a breakdown of loans by risk rating as of December 31, 2024:
(in thousands)

	1 to 5	6	7	TOTAL
Total Loans:				
Commercial/Agricultural real estate:				
Commercial real estate	$ 697,273	$ 3,953	$ 7,792	$ 709,018
Agricultural real estate	66,737	145	6,248	73,130
Multi-family real estate	220,805	—	—	220,805
Construction and land development	78,386	—	103	78,489
C&I/Agricultural operating:				
Commercial and industrial	110,529	3,992	1,136	115,657
Agricultural operating	29,819	390	791	31,000
Residential mortgage:				
Residential mortgage	129,664	—	2,677	132,341
Purchased HELOC loans	2,839	—	117	2,956
Consumer installment:				
Originated indirect paper	3,945	—	25	3,970
Other consumer	5,010	—	2	5,012
Gross loans	$ 1,345,007	$ 8,480	$ 18,891	$ 1,372,378
Less:				
Unearned net deferred fees and costs and loans in process				(2,547)
Unamortized discount on acquired loans				(850)
Allowance for loan losses				(20,549)
Loans receivable, net				$ 1,348,432

Below is a breakdown of loans by risk rating as of June 30, 2024:
(in thousands)

	1 to 5	6	7	TOTAL
Total Loans:				
Commercial/Agricultural real estate:				
Commercial real estate	$ 719,510	$ 214	$ 9,512	$ 729,236
Agricultural real estate	71,768	6,099	381	78,248
Multi-family real estate	234,758	—	—	234,758
Construction and land development	87,790	108	—	87,898
C&I/Agricultural operating:				
Commercial and industrial	124,521	2,427	438	127,386
Agricultural operating	26,393	—	1,016	27,409
Residential mortgage:				
Residential mortgage	130,615	—	2,888	133,503
Purchased HELOC loans	2,798	—	117	2,915
Consumer installment:				
Originated indirect paper	5,049	—	61	5,110
Other consumer	5,853	—	7	5,860
Gross loans	$ 1,409,055	$ 8,848	$ 14,420	$ 1,432,323
Less:				
Unearned net deferred fees and costs and loans in process				(2,733)
Unamortized discount on acquired loans				(1,002)
Allowance for loan losses				(21,178)
Loans receivable, net				$ 1,407,410

19

Allowance for Credit Losses - Loans (in thousand, except ratios) June 30, 2025 and Three Months Ended March 31, 2025 and Three Months Ended December 31, 2024 and Three Months Ended June 30, 2024 and Three Months Ended Allowance for Credit Losses (“ACL”) ACL - Loans, at beginning of period $ 20,205 $ 20,549 $ 21,000 $ 22,436 Loans charged off: Commercial/Agricultural real estate — (51) — — C&I/Agricultural operating (67) (20) (143) — Residential mortgage — — — — Consumer installment (7) (11) (7) (12) Total loans charged off (74) (82) (150) (12) Recoveries of loans previously charged off: Commercial/Agricultural real estate 52 40 10 2 C&I/Agricultural operating 1 45 1 10 Residential mortgage — — — 2 Consumer installment 5 4 12 2 Total recoveries of loans previously charged off: 58 89 23 16 Net loan recoveries/(charge-offs) (“NCOs”) (16) 7 (127) 4 (Reductions) additions to ACL - Loans via provision for credit losses charged to operations 1,158 (351) (324) (1,262) ACL - Loans, at end of period $ 21,347 $ 20,205 $ 20,549 $ 21,178 Average outstanding loan balance $ 1,353,332 $ 1,363,352 $ 1,396,854 $ 1,439,535 Ratios: NCOs (annualized) to average loans 0.00% 0.00% 0.04% 0.00 % Allowance for Credit Losses - Unfunded Commitments: (in thousands) In addition to the ACL - Loans, the Company has established an ACL - Unfunded Commitments of $0.627 million at June 30, 2025, $0.435 million at March 31, 2025, and $0.712 million at June 30, 2024, classified in other liabilities on the consolidated balance sheets. June 30, 2025 and Three Months Ended March 31, 2025 and Three Months Ended December 31, 2024 and Three Months Ended June 30, 2024 and Three Months Ended ACL - Unfunded commitments - beginning of period $ 435 $ 334 $ 460 $ 975 Additions (reductions) to ACL - Unfunded commitments via provision for credit losses charged to operations 192 101 (126) (263) ACL - Unfunded commitments - End of period $ 627 $ 435 $ 334 $ 712 20

Delinquency Detail
Loan balances at amortized cost
(in thousands)

	30-59 Days Past Due	60-89 Days Past Due	Greater Than 89 Days Past Due	Total Past Due	Current	Total Loans
June 30, 2025						
Commercial/Agricultural real estate:						
Commercial real estate	$ 7,962	$ 170	$ 45	$ 8,177	$ 683,666	$ 691,843
Agricultural real estate	—	—	—	—	68,965	68,965
Multi-family real estate	—	—	—	—	238,823	238,823
Construction and land development	—	—	—	—	70,008	70,008
C&I/Agricultural operating:						
Commercial and industrial	—	1,324	405	1,729	107,319	109,048
Agricultural operating	—	—	—	—	31,895	31,895
Residential mortgage:						
Residential mortgage	2,858	414	566	3,838	121,598	125,436
Purchased HELOC loans	—	—	—	—	2,368	2,368
Consumer installment:						
Originated indirect paper	1	—	—	1	2,958	2,959
Other consumer	12	1	—	13	4,262	4,275
Total	$ 10,833	$ 1,909	$ 1,016	$ 13,758	$1,331,862	$1,345,620
March 31, 2025						
Commercial/Agricultural real estate:						
Commercial real estate	$ 217	$ 224	$ 370	$ 811	$ 707,183	$ 707,994
Agricultural real estate	41	61	554	656	70,070	70,726
Multi-family real estate	—	—	—	—	237,736	237,736
Construction and land development	289	—	—	289	57,869	58,158
C&I/Agricultural operating:						
Commercial and industrial	50	—	501	551	108,928	109,479
Agricultural operating	—	—	725	725	28,604	29,329
Residential mortgage:						
Residential mortgage	1,069	54	830	1,953	126,680	128,633
Purchased HELOC loans	—	—	117	117	2,443	2,560
Consumer installment:						
Originated indirect paper	16	1	—	17	3,417	3,434
Other consumer	44	16	—	60	4,619	4,679
Total	$ 1,726	$ 356	$ 3,097	$ 5,179	$1,347,549	$1,352,728

21

Delinquency Detail (Continued)
Loan balances at amortized cost
(in thousands)

	30-59 Days Past Due	60-89 Days Past Due	Greater Than 89 Days Past Due	Total Past Due	Current	Total Loans
December 31, 2024						
Commercial/Agricultural real estate:						
Commercial real estate	$ 857	$ 322	$ 367	$ 1,546	$ 705,463	$ 707,009
Agricultural real estate	26	—	556	582	72,156	72,738
Multi-family real estate	—	—	—	—	220,706	220,706
Construction and land development	—	—	—	—	78,146	78,146
C&I/Agricultural operating:						
Commercial and industrial	566	50	564	1,180	114,355	115,535
Agricultural operating	—	—	793	793	30,224	31,017
Residential mortgage:						
Residential mortgage	1,873	796	500	3,169	128,723	131,892
Purchased HELOC loans	—	—	117	117	2,839	2,956
Consumer installment:						
Originated indirect paper	25	—	—	25	3,945	3,970
Other consumer	27	—	—	27	4,985	5,012
Total	$ 3,374	$ 1,168	$ 2,897	$ 7,439	$1,361,542	$1,368,981
June 30, 2024						
Commercial/Agricultural real estate:						
Commercial real estate	$ 103	$ 111	$ 533	$ 747	$ 726,423	$ 727,170
Agricultural real estate	—	—	354	354	77,428	77,782
Multi-family real estate	—	—	—	—	234,624	234,624
Construction and land development	—	—	—	—	87,379	87,379
C&I/Agricultural operating:						
Commercial and industrial	277	—	421	698	126,610	127,308
Agricultural operating	—	—	1,017	1,017	26,405	27,422
Residential mortgage:						
Residential mortgage	3,025	692	814	4,531	128,487	133,018
Purchased HELOC loans	—	117	—	117	2,798	2,915
Consumer installment:						
Originated indirect paper	2	9	25	36	5,074	5,110
Other consumer	41	3	2	46	5,814	5,860
Total	$ 3,448	$ 932	$ 3,166	$ 7,546	$1,421,042	$1,428,588

22

Nonaccrual Loans Roll Forward Loan balances at amortized cost (in thousands) Quarter Ended June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 Balance, beginning of period $ 13,091 $ 13,168 $ 15,042 $ 8,352 $ 8,413 Additions 600 694 1,054 7,486 352 Charge offs (72) (21) (138) — — Transfers to OREO — — (201) (124) — Payments received (1,992) (752) (2,515) (641) (411) Other, net (18) 2 (74) (31) (2) Balance, end of period $ 11,609 $ 13,091 $ 13,168 $ 15,042 $ 8,352 Other Real Estate Owned Roll Forward (in thousands) Quarter Ended June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 Balance, beginning of period $ 876 $ 891 $ 1,567 $ 1,662 $ 1,845 Loans transferred in — — 201 — — Real estate transferred in from fixed assets value reduction — — (245) — — Branch properties sales — — (637) — — Sales — — — (25) (183) Write-downs — (15) — (70) — Other, net — — 5 — — Balance, end of period $ 876 $ 876 $ 891 $ 1,567 $ 1,662 23

The amortized cost, estimated fair value and related unrealized gains and losses on securities available for sale and held to maturity as of June 30, 2025 and December 31, 2024, respectively, were as follows: (in thousands) Available-for-sale securities Amortized Cost Gross Unrealized Gains Gross Unrealized Losses Estimated Fair Value June 30, 2025 U.S. government agency obligations $ 12,193 $ 26 $ 78 $ 12,141 Mortgage-backed securities 85,087 — 17,584 67,503 Corporate debt securities 41,191 77 2,901 38,367 Asset-backed securities 17,032 1 271 16,762 Total available-for-sale securities $ 155,503 $ 104 $ 20,834 $ 134,773 December 31, 2024 U.S. government agency obligations $ 13,853 $ 28 $ 128 $ 13,753 Mortgage-backed securities 87,762 — 19,376 68,386 Corporate debt securities 44,931 111 3,326 41,716 Asset-backed securities 19,058 43 105 18,996 Total available-for-sale securities $ 165,604 $ 182 $ 22,935 $ 142,851 (in thousands) Held-to-maturity securities Amortized Cost Gross Unrecognized Gains Gross Unrecognized Losses Estimated Fair Value June 30, 2025 Obligations of states and political subdivisions $ 400 $ — $ 19 $ 381 Mortgage-backed securities 82,629 6 18,004 64,631 Total held-to-maturity securities $ 83,029 $ 6 $ 18,023 $ 65,012 December 31, 2024 Obligations of states and political subdivisions $ 500 $ — $ 22 $ 478 Mortgage-backed securities 85,004 4 19,864 65,144 Total held-to-maturity securities $ 85,504 $ 4 $ 19,886 $ 65,622 The composition of our available for sale portfolios by credit rating as of the dates indicated below was as follows: (in thousands) June 30, 2025 December 31, 2024 Available-for-sale securities Amortized Cost Fair Value Amortized Cost Fair Value U.S. government agency $ 90,737 $ 73,139 $ 94,327 $ 74,910 AAA 6,814 6,721 7,210 7,148 AA 16,761 16,546 19,136 19,077 A 3,450 3,148 5,950 5,620 BBB 37,741 35,219 38,981 36,096 Non-rated — — — — Total available for sale securities $ 155,503 $ 134,773 $ 165,604 $ 142,851 24

The composition of our held to maturity portfolio by credit rating as of the dates indicated was as follows: (in thousands) June 30, 2025 December 31, 2024 Held-to-maturity securities Amortized Cost Fair Value Amortized Cost Fair Value U.S. government agency $ 82,629 $ 64,631 $ 85,004 $ 65,144 A 400 381 500 478 Total $ 83,029 $ 65,012 $ 85,504 $ 65,622 On July 25, 2024, the Board of Directors authorized a stock repurchase program of 5% of the outstanding shares on that date or 512,709 shares. During the quarter ended June 30, 2025, no shares were repurchased under the program. As of July 24, 2025, the authorization to repurchase the remaining 238 thousand shares under the 2024 share repurchase program expired. On July 24, 2025, the Board of Directors authorized an additional stock repurchase program of 5% of the outstanding shares on that date or 499,000 shares, in open market or private transactions. The timing and amount of any share repurchases under the new authorization will be determined by management based on market conditions and other considerations. The new share repurchase authorization does not obligate the Company to repurchase any shares of its common stock. Earnings Per Share (Amounts in thousands, except per share data) Three Months Ended Six Months Ended June 30, 2025 March 31, 2025 June 30, 2024 June 30, 2025 June 30, 2024 Basic Net income attributable to common shareholders $ 3,270 $ 3,197 $ 3,675 $ 6,467 $ 7,763 Weighted average common shares outstanding 9,989 9,989 10,370 9,989 10,405 Basic earnings per share $ 0.33 $ 0.32 $ 0.35 $ 0.65 $ 0.75 Diluted Net income attributable to common shareholders $ 3,270 $ 3,197 $ 3,675 $ 6,467 $ 7,763 Weighted average common shares outstanding 9,989 9,989 10,370 9,989 10,405 Add: Dilutive stock options outstanding 8 12 3 10 3 Average shares and dilutive potential common shares 9,997 10,001 10,373 9,999 10,408 Diluted earnings per share $ 0.33 $ 0.32 $ 0.35 $ 0.65 $ 0.75 Common stock issued and outstanding 9,992 9,990 10,297 9,992 10,297 25

Economic Value of Equity Percent Change in Economic Value of Equity (EVE) Change in Interest Rates in Basis Points (“bp”) Rate Shock in Rates (1) At June 30, 2025 At December 31, 2024 +300 bp 6% 2% +200 bp 4% 2% +100 bp 2% 1% -100 bp (2) % (1) % -200 bp (5) % (4) % Net Interest Income Over One Year Horizon Percent Change in Net Interest Income Over One Year Horizon Change in Interest Rates in Basis Points (“bp”) Rate Shock in Rates (1) At June 30, 2025 At December 31, 2024 +300 bp (5) % (8) % +200 bp (3) % (5) % +100 bp (2) % (3) % -100 bp 1% 2% -200 bp 2% 3% 26

CITIZENS COMMUNITY FEDERAL N.A. Selected Capital Composition Highlights June 30, 2025 (unaudited) March 31, 2025 (unaudited) December 31, 2024 (audited) June 30, 2024 (unaudited) To Be Well Capitalized Under Prompt Corrective Action Provisions Tier 1 leverage ratio (to adjusted total assets) 12.2% 12.0% 11.9% 11.7% 5.0% Tier 1 capital (to risk weighted assets) 14.4% 14.3% 14.4% 13.7% 8.0% Common equity tier 1 capital (to risk weighted assets) 14.4% 14.3% 14.4% 13.7% 6.5% Total capital (to risk weighted assets) 15.7% 15.6% 15.6% 15.0% 10.0% CITIZENS COMMUNITY BANCORP, INC. Selected Capital Composition Highlights June 30, 2025 (unaudited) March 31, 2025 (unaudited) December 31, 2024 (audited) June 30, 2024 (unaudited) For Capital Adequacy Purposes Tier 1 leverage ratio (to adjusted total assets) 9.8% 9.5% 9.5% 9.1% 4.0% Tier 1 capital (to risk weighted assets) 11.6% 11.3% 11.4% 10.7% 6.0% Common equity tier 1 capital (to risk weighted assets) 11.6% 11.3% 11.4% 10.7% 4.5% Total capital (to risk weighted assets) 16.3% 16.0% 16.1% 15.2% 8.0% 27

Fair Value Accounting ASC Topic 820-10, “Fair Value Measurements and Disclosures” establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The topic describes three levels of inputs that may be used to measure fair value: Level 1- Quoted prices (unadjusted) for identical assets or liabilities in active markets that the Company has the ability to access as of the measurement date. Level 2- Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 3- Significant unobservable inputs that reflect the Company’s assumptions about the factors that market participants would use in pricing an asset or liability. A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input within the valuation hierarchy that is significant to the fair value measurement. The fair value of securities available for sale is determined by obtaining market price quotes from independent third parties wherever such quotes are available (Level 1 inputs); or matrix pricing, which is a mathematical technique widely used in the industry to value debt securities without relying exclusively on quoted prices for the specific securities but rather by relying on the securities’ relationship to other benchmark quoted securities (Level 2 inputs). Where such quotes are not available, we utilize independent third party valuation analysis to support our own estimates and judgments in determining fair value (Level 3 inputs). Fair Value Table The table below represents what we would receive to sell an asset or what we would have to pay to transfer a liability in an orderly transaction between market participants at the measurement date. The carrying amount and estimated fair value of the Company’s financial instruments as of the dates indicated below were as follows: June 30, 2025 Valuation Method Used Carrying Amount Estimated Fair Value Financial assets: Cash and cash equivalents (Level I) $ 67,454 $ 67,454 Securities available for sale “AFS” (Level II) 134,773 134,773 Securities held to maturity “HTM” (Level II) 83,029 65,012 Farmer Mac equity securities (Level I) 557 557 Preferred equity (Level III) 1,362 1,362 Equity investments valued at NAV (1) N/A 3,822 N/A Other investments (Level II) 12,379 12,379 Loans receivable, net (Level III) 1,324,273 1,286,469 Loans held for sale - Residential mortgage (Level I) 2,535 2,535 Loans held for sale - SBA /FSA (Level II) 3,528 3,528 Mortgage servicing rights (Level III) 3,548 5,099 Accrued interest receivable (Level I) 6,123 6,123 Financial liabilities: Deposits (Level III) $ 1,478,416 $ 1,477,895 FHLB advances (Level II) — — Other borrowings (Level II) 61,722 59,197 Accrued interest payable (Level I) 3,681 3,681 (1) Investments valued at NAV are excluded from being reported under the fair value hierarchy but are presented to permit reconciliation with the balance sheet in accordance with ASC 820-10-35-54B. 28